UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 14, 2006

                           Playboy Enterprises, Inc.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      001-14790                 36-4249478
--------------------------------  ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)  (IRS Employer
       incorporation)                                       Identification No.)

              680 North Lake Shore Drive, Chicago, Illinois  60611
              -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000


                                Not applicable.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2--Financial Information

Item 2.02. Results of Operations and Financial Condition.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc. (the "Company"), dated February 14, 2006, reporting the Company's financial results for the fourth quarter and year ended December 31, 2005.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits
         --------

         99.1 Press Release issued by Playboy Enterprises, Inc. on February 14, 2006.


         The information set forth under "Item 2.02. Results of Operations and Financial Condition" and "Item 9.01. Financial Statements and Exhibits," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 14, 2006                 PLAYBOY ENTERPRISES, INC.


                                           By:  /s/ Linda G. Havard
                                                -----------------------------
                                                Linda G. Havard
                                                Executive Vice President,
                                                Finance and Operations, and
                                                Chief Financial Officer

                                 EXHIBIT INDEX

   Exhibit
   Number            Description
   ------            -----------

   99.1              Press Release issued by Playboy Enterprises, Inc. on
                     February 14, 2006.